EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Smithfield Foods, Inc. (the “Company”) on Form 10-K for the period ended April 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel G. Stevens, Vice President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL G. STEVENS

Daniel G. Stevens Vice President and Chief Financial Officer

Date: July 23, 2003

A signed original of this written statement required by Section 906 has been provided to Smithfield Foods, Inc. and will be retained by Smithfield Foods, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.